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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                March 26, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
- --------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)

      New Jersey                   1-1-432                    22-2429994
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(State or other                  (Commission)                (IRS Employer
jurisdiction of                  File Number)                Identification
incorporation                                                Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  908-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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                                      -2-

     Item 5.      Other Events
                  ------------

                  Roberts Pharmaceutical Corporation announced that the Food and Drug Administration (FDA) has requested additional information regarding the Company's New Drug Application for ProAmatine(TM) (midodrine).

     The FDA notes that while midodrine has a clear pressor effect in both the supine and standing position, further data are needed before the drug can be approvable for orthostatic hypotension (a low blood pressure condition). The Company is reviewing the details of the FDA's request and how to satisfy the apparent deficiency. To date, the FDA has not approved any drug for orthostatic hypotension. A definitive clinical methodology for testing a drug for this indication has never been established by the FDA.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                        (Registrant)


Date:  April 1, 1996                           By:   /s/ Anthony A. Rascio
                                                   -----------------------------
                                                   Anthony A. Rascio
                                                   Vice President